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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 9, 2001
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                                 BROADWING INC.
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             (Exact name of registrant as specified in its charter)


           Ohio                         1-8519                  31-1056105
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


201 East Fourth Street
Cincinnati, Ohio                                                        45202
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900

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Form 8-K
Broadwing, Inc.



ITEM 5. OTHER EVENTS:

In response to the SEC's recent adoption of Rule 10b5-1 under the Securities Exchange Act of 1934, the Board of Directors of Broadwing Inc. (the "Registrant") approved amendments to the Registrant's insider trading policy on February 5, 2001 to permit its officers, directors and other insiders to enter into trading plans or arrangements for systematic trading in the Registrant's securities. The Registrant has been advised that certain officers of the Registrant have entered into trading plans for selling shares in the Registrant's securities. The officers who have entered into trading plans include Richard G. Ellenberger, Chief Executive Officer, and Kevin Mooney, Chief Financial Officer. The Registrant anticipates that, as permitted by the new Rule 10b5-1 and the Registrant's insider trading policy, some or all of its officers, directors and other insiders may establish trading plans at some date in the future.

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Form 8-K
Broadwing, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BROADWING INC.


Date: March 9, 2001                    By: /s/ Jeffrey C. Smith
                                           -------------------------
                                           Jeffrey C. Smith
                                           General Counsel and Secretary


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